UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2026

FrontView REIT, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-42301	93-2133671
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 McKinney Avenue Suite L10
Dallas, Texas		75204
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 214 796-2445

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock $0.01 par value per share	FVR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 27, 2026, FrontView REIT, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). As of April 2, 2026, the record date for the Annual Meeting, there were 22,408,121 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), issued and outstanding and entitled to vote at the Annual Meeting. Each such outstanding share of Common Stock entitled its holder to cast one vote on each proposal to be voted on during the Annual Meeting.

At the Annual Meeting, the Company’s stockholders voted on two proposals to: (i) elect seven directors to the board of directors of the Company to serve until the Company’s 2027 annual meeting of stockholders, and (ii) ratify the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The proposals are described in further detail in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 17, 2026. The final voting results for each proposal are set forth below.

Proposal 1: Election of Directors

At the Annual Meeting, the stockholders elected each of the seven director nominees, by the vote indicated below, to serve as a director until the Company’s annual meeting of stockholders to be held in 2027, or until his or her respective successor is duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Stephen Preston	13,965,301	80,645	3,750,175
Charles Fitzgerald	13,992,769	53,177	3,750,175
Elizabeth Frank	10,725,805	3,320,141	3,750,175
Robert Green	13,993,610	52,336	3,750,175
Noelle LeVeaux	13,877,314	168,632	3,750,175
Ernesto Perez	13,870,606	175,340	3,750,175
Daniel Swanstrom	13,874,490	171,456	3,750,175

Proposal 2: Ratification of the Appointment of KPMG as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2026

At the Annual Meeting, the Company’s stockholders ratified the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, as set forth below:

Votes For	Votes Against	Abstained	Broker Non-Votes
17,566,849	197,156	32,116	0

No other proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FrontView REIT, Inc.

Date:	May 27, 2026	By:	/s/ Pierre Revol
Pierre Revol Chief Financial Officer, Treasurer, and Secretary